EXHIBIT 4.15
*See Restrictive Legend on the Reverse Side.*

NUMBER	SHARES
SYNTAX-BRILLIAN CORPORATION
INCORPORATED UNDER THE LAWS OF
THE STATE OF DELAWARE
THIS IS TO CERTIFY THAT
SPECIMEN
IS THE REGISTERED HOLDER OF
SHARES OF THE 6% REDEEMABLE CONVERTIBLE PREFERRED STOCK OF SYNTAX-BRILLIAN CORPORATION
transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this certificate properly endorsed.
     IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by its duly authorized officers and its corporate seal to be hereunto affixed this                                          day of                                         A.D.
[INCORPORATED GRAPHIC]

SECRETARY	CHIEF EXECUTIVE OFFICER
THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.
FOR VALUE RECEIVED,                  hereby sell, assign and transfer unto                                                                                                                                                                Shares represented by the within certificate, and do hereby

Irrevocably constitute and appoint                                                                                 Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated

In the presence of: